Exhibit 99.1

Motorsport Games Announces $1 Million Registered Direct Offering Priced At-the-Market Under Nasdaq Rules

MIAMI, July 26, 2024 — Motorsport Games Inc. (NASDAQ: MSGM) (“Motorsport Games” or the “Company”), today announced that it has entered into definitive agreements for the sale and issuance of 460,830 shares of Class A common stock (or pre-funded warrants in lieu thereof) of the Company at an offering price of $2.17 per share (or per pre-funded warrant in lieu thereof), in a registered direct offering priced at-the-market under the Nasdaq rules. In a concurrent private placement, Motorsport Games will issue unregistered Series A warrants to purchase up to 460,830 shares of Class A common stock and unregistered Series B warrants to purchase up to 460,830 shares of Class A common stock, each will be exercisable on the effective date of stockholder approval of the issuance of the shares upon exercise of the unregistered common warrants (the “Stockholder Approval”), at an exercise price of $2.17 per share. The Series A warrants will expire five and one-half years following the Stockholder Approval and the Series B will expire 18 months following the Stockholder Approval. The closing of the offering is expected to occur on or about July 29, 2024, subject to the satisfaction of customary closing conditions.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offering.

The gross proceeds to the Company from this offering are expected to be approximately $1 million, before deducting the placement agent’s fees and other offering expenses. Motorsport Games intends to use the net proceeds from this offering for working capital and general corporate purposes.

A “shelf” registration statement (File Number 333-262462) relating to the offered shares of Class A common stock (or pre-funded warrants in lieu thereof) being offered in the registered direct offering (but excluding the unregistered common warrants and the shares of common stock underlying the unregistered common warrants issued in the concurrent private placement) was filed with the Securities and Exchange Commission (“SEC”) on February 1, 2022 and became effective on February 10, 2022. The offering of the shares of Class A common stock (or pre-funded warrants in lieu thereof) in the registered direct offering is being made only by means of a prospectus, including a prospectus supplement, forming a part of an effective registration statement. A prospectus supplement and accompanying prospectus relating to the registered direct offering will be filed with the SEC. Electronic copies of the prospectus supplement and accompanying prospectus may be obtained, when available, on the SEC’s website at www.sec.gov or by contacting H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

The unregistered common warrants and the shares of common stock underlying the unregistered common warrants described above are being offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder have not been registered under the Securities Act, or applicable state securities laws. Accordingly, the unregistered common warrants and underlying shares of common stock may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Motorsport Games:

Motorsport Games is a racing game developer, publisher and esports ecosystem provider of official motorsport racing series. Combining innovative and engaging video games with exciting esports competitions and content for racing fans and gamers, Motorsport Games strives to make racing games that are authentically close to reality. The Company is the officially licensed video game developer and publisher for iconic motorsport racing series including the 24 Hours of Le Mans and the FIA World Endurance Championship, recently releasing Le Mans Ultimate in Early Access. Motorsport Games also owns the industry leading rFactor 2 and KartKraft simulation platforms. rFactor 2 also serves as the official sim racing platform of Formula E, while also powering F1 Arcade through a partnership with Kindred Concepts. Motorsport Games is also an award-winning esports partner of choice for the 24 Hours of Le Mans, creating the renowned Le Mans Virtual Series. Motorsport Games is building a virtual racing ecosystem where each product drives excitement, every esports event is an adventure, and every race inspires.

For more information about Motorsport Games visit: www.motorsportgames.com.

Forward Looking Statements

Certain statements in this press release which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements include, but are not limited to, the statements concerning the completion of the offering, the satisfaction of customary closing conditions related to the offering, the anticipated use of proceeds therefrom and the receipt of stockholder approval.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Motorsport Games and are difficult to predict. Examples of such risks and uncertainties include, without limitation, market and other conditions.

Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in Motorsport Games’ filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as in its subsequent filings with the SEC. Motorsport Games anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. Motorsport Games assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Motorsport Games’ plans and expectations as of any subsequent date. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, Motorsport Games’ website or other websites referenced or linked to this press release shall not be incorporated by reference into this press release.

Website and Social Media Disclosure

Investors and others should note that we announce material financial information to our investors using our investor relations website (ir.motorsportgames.com), SEC filings, press releases, public conference calls and webcasts. We use these channels, as well as social media and blogs, to communicate with our investors and the public about our company and our products. It is possible that the information we post on our websites, social media and blogs could be deemed to be material information. Therefore, we encourage investors, the media and others interested in our company to review the information we post on the websites, social media channels and blogs, including the following (which list we will update from time to time on our investor relations website):

Websites	Social Media

motorsportgames.com	Twitter: @msportgames
Instagram: msportgames
Facebook: Motorsport Games
LinkedIn: Motorsport Games

The contents of these websites and social media channels are not part of, nor will they be incorporated by reference into, this press release.

Contacts:

Investors:

Investors@motorsportgames.com

Media:

PR@motorsportgames.com